Short-term bank loans and other debt	6 Months Ended
Jun. 30, 2013
Debt Disclosure [Abstract]
Short-term bank loans and other debt

4. Short-term bank loans and other debt

Short term bank loans represent amounts due to various banks and are due on the dates indicated below. These loans generally can be renewed with the banks. Short term bank loans at December 31, 2012 and June 30, 2013 consisted of the following:

	December 31,	June 30,
	2012	2013
	US$	US$
	(Audited)	(Unaudited)
Loan from Agricultural Bank of China (Singapore)
Due September 21, 2013, at 1.1% plus LIBOR	-	10,000,000
	-	10,000,000

Loan from Bank of Zhengzhou
Due December 18, 2013, at 7.20% per annum	28,637,340	-
Due February 21, 2014, at 7.20% per annum	-	22,982,181
	28,637,340	22,982,181

Loan from China Guangfa Bank
Due December 26, 2013, at 6.00% per annum	19,091,560	19,421,561
Due January 17, 2014, at 6.60% per annum	-	2,594,397
	19,091,560	22,015,958
Loan from Industrial and Commercial Bank of China ("ICBC")
Due April 8, 2013, at 7.98% per annum	4,772,890	-
Due May 8, 2013, at 7.98% per annum	6,363,853	-
Due May 9, 2013, at 2.80% plus LIBOR	15,000,000	-
Due November 30, 2014, at 1.90% plus LIBOR*	10,000,000	10,000,000
Due September 19, 2013, at 1.30% plus LIBOR*	-	20,000,000
Due September 19, 2013, at 1.30% plus LIBOR*	-	15,000,000
	36,136,743	45,000,000

Loan from Beta Capital, LLC**
Due September 19, 2013, at 4.25% per annum	29,200,000	29,200,000
	29,200,000	29,200,000

Total short-term bank loans and other debt	113,065,643	129,198,139

*	Pursuant to the loan contract with ICBC, these three short-term loans from ICBC, amounting to US$10.0 million, US$20.0 million and US$15.0 million, respectively, are denominated in US$ and are secured by a deposit of US$48,276,271. Such deposit is classified as restricted cash on the consolidated balance sheet as of June 30, 2013. The US$10.0 million loan is due on November 30, 2014; however the Group has an obligation to repay the loan on demand if required by the bank. Therefore, this loan has been classified as short-term as of June 30, 2013.

**On August 31, 2012, Xinyuan Development Group International Inc. ("XIN Development") and Beta Capital LLC entered into a purchase and sale agreement, pursuant to which XIN Development's subsidiary, 421 Kent Development, LLC ("421 Kent Development") purchased land in Brooklyn, New York for a consideration of US$54.2 million, including a US$29.2 million mortgage loan borrowed from the seller with a maturity date of September 19, 2013, secured by the land purchased, any improvements thereon and any building equipment, materials and supplies owned by 421 Kent Development and any lease and rents from the property. In connection with the seller mortgage loan, 421 Kent Development agreed that, aside from developing and constructing the project, 421 Kent Development would not take certain actions without Beta Capital's consent, including removing improvements from or equipment on the property, making certain alterations to the properties, modifying or entering into new leases, or leasing, selling or transferring the property. In addition, 421 Kent Development agreed that it would not engage in any business other than that arising out of the ownership and operation of the property, not incur indebtedness other than the mortgage loan and amounts due in the ordinary course of business to trade creditors and not provide guarantees of the oblations of any other person. The Company repaid the loan in full on July 18, 2013.

As of June 30, 2013, except where otherwise indicated, all of the Group's short-term bank loans are denominated in RMB and are mainly secured by the Group's real estate property under development with net book value of US$19,733,247 (December 31, 2012: US$24,738,811) and land use right with net book value of US$ nil (December 31, 2012: US$14,438,201).

The weighted average interest rate on short-term bank loans and other debt as of June 30, 2013 was 5.75% (December 31, 2012: 5.31%).